Note 9. Income Tax Matters	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Notes
Note 9. Income Tax Matters

Note 13.          Income Tax

For both the six and three months ended June 30, 2016 and 2015, we are fully reserving our deferred tax asset value to zero as we have not recognized the future tax benefit of current or prior period losses due to our history of operating losses.  Accordingly, our effective tax rate for each period was -0-%.

Note 9.            Income Tax Matters

The composition of the deferred tax assets and liabilities at December 31, 2015 and 2014 is as follows:

	2015	2014
Gross deferred tax liabilities:
Property and equipment and intangible assets	0	(68,700)
Gross deferred tax assets:
Loss carryforwards	6,465,100	6,016,600
Property and equipment and intangible assets	55,600	0
Pension plan withdrawal exp in excess of payments	138,700	132,400
Stock options and warrants	1,593,900	1,396,100
Subsidiary acquisition basis step up	21,400	42,800
Allowance for doubtful accounts	11,200	34,400
Deferred compensation and unpaid salaries	86,900	95,800
Litigation settlement - non-cash portion	54,500	54,500
Other	100	400
Less valuation allowance	(8,427,400)	(7,704,300)
	0	0

The income tax provisions differ from the amount of income tax determined by applying the U.S. Federal income tax rate to pre-tax income from continuing operations for the years ended December 31, 2015 and 2014 and are as follows:

	2015	2014
Provision at statutory rate	(773,200)	(598,500)
(Decrease) increase in income taxes resulting from:
Change in valuation allowance	723,100	587,500
Penalties	49,400	8,100
Other	700	2,900
	$0	$0

For the years ended December 31, 2015 and 2014, we have not recognized the future tax benefit of current or prior period losses due to our history of operating losses.  Accordingly, our effective tax rate for each period was zero.  The net operating losses available at December 31, 2015 to offset future taxable income total approximately $19,000,000 and expire principally in years 2018 - 2035.